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September 30, 2002

Annual Report

Calvert Large Cap Growth Fund

Table of Contents

President's Letter	1
Social Update	3
Portfolio Manager Remarks	4
Independent Auditors' Report	7
Statement of Net Assets	8
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	15
Financial Highlights	20
Explanation of Financial Tables	23
Director and Officer Information Table	26

Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order. Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

November 7, 2002

Social

Update

Electronic Waste

Calvert has had great success with shareholder activism in the area of electronic waste in the 2001-2 proxy season. We filed resolutions and engaged in dialogue with six computer manufacturers, asking them to report on the feasibility of adopting an electronic waste policy for the disposal of millions of old computers. Each unit contains eight pounds of hazardous materials, posing serious environmental health risks in the US and abroad.

Of the six firms Calvert approached, Dell and Apple agreed to conduct the feasibility study and will produce a report for shareholders by the end of this year. Calvert will continue to dialogue with the other firms (IBM, Gateway, and Hewlett-Packard/Compaq) into the next proxy season.

Community Leadership Recognition

Calvert was named one of 22 companies that form the region's "Circle of Community Leaders" by the Washington Business Journal. The designation is based on charitable and in-kind giving, and the high level of volunteerism among Calvert associates.

In Support of Disclosure

Calvert supports the SEC's proposal to require mutual fund companies and investment advisors to disclose their proxy voting practices. (In June 2000, Calvert was among the first mutual fund companies to publish its proxy voting record and guidelines on the Web.)  Calvert believes disclosure of proxy information is critical to investors and we will continue to support the proposal during the SEC's comment period.

Rebuilding: Corporate Ethics and Governance

In response to ongoing reports of irregular corporate accounting and business practices, Calvert is expanding its corporate governance analysis as part of our investment process. Learn more about these new guidelines in our special Web-based report, Rebuilding: Corporate Ethics and Investor Confidence, accessed from www.calvert.com. The Report also features market commentary and perspectives on corporate governance issues from senior Calvert investment staff.

John Montgomery of Bridgeway Capital Management

How did the Fund perform?

For the 12 months ended September 30, 2002, the Calvert Large Cap Growth Fund's Class A Shares returned -15.32% compared to a -20.38% return for the Lipper Multi-Cap Growth Funds Average and -20.47% for the S&P 500 Index.

Our Fund outperformed both our primary market benchmark and our peer group of large cap growth funds during the fiscal year period, which provided a significant "cushion" to the carnage of this recession.  I am also pleased to report that we once again lead the performance of the S&P 500 Index for the full cumulative period since inception of the predecessor fund in 1994.  However, these accolades seem bitter-sweet as the actual returns reflect the current large cap market story.

What was the Economic Climate?

The fiscal year recently completed took place during the third bear market year in a row.  U.S. equity investors have not experienced three back-to-back bear market years since the end of the Great Depression.  Large cap growth stocks have been hit much harder than either their small-cap or value-oriented counterparts.  The combined forces of previously rich valuations, declining corporate profits, declining consumer confidence, corporate accounting indiscretions and outright fraud, and the possibility of a war, have taken a major toll on the stock market.

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(21.38%)	(15.32%)
Class B	(21.76%)	(16.18%)
Class C	(21.82%)	(16.21%)
Class I	(21.19%)	(14.82%)
S&P 500 Index	(28.34%)	(20.47%)
Lipper Multi-Cap Growth Funds Avg.	(30.18%)	(20.38%)

Ten Largest Stock Holdings

% of Net Assets
NVR, Inc.	3.8%
H&R Block, Inc.	3.8%
SLM Corp.	3.7%
Bio-Rad Laboratories, Inc.	3.7%
Forest Laboratories, Inc.	3.3%
Apollo Group, Inc.	3.1%
WellPoint Health Networks, Inc.	3.1%
Progressive Corp.	3.0%
Lowe's Co.'s, Inc.	2.9%
E*TRADE Group, Inc.	2.9%
Total	33.3%

Asset Allocation

Stocks	96%
Cash or Cash Equivalents	4%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(19.35%)
Five year	0.60%
Since inception	8.72%
(8/5/94)

Class B Shares
One year	(20.37%)
Since inception	(29.40%)
(10/31/00)

Class C Shares
One year	(17.05%)
Since inception	(27.74%)
(10/31/00)

Class I Shares
One year	(14.82%)
Five year	1.82%
Since inception	9.52%
(8/5/94)

What was your Strategy?

Technology companies continued down the same declining slope of last year, but this year they were not alone.  The financial services sector took a hard and fast beating, as represented by some of our fund holdings.  Six of our top ten worst-performing stocks during the year were related to technology or financial services.  Overall, our significant "underweighting" of technology (6.4% of our Fund versus 11.4% of the S&P 500 Index) served our performance very well.  We sidestepped in part the real market downturn.  Concentrating our assets much more strongly on the consumer non-cyclical sector of the economy, 35.4% of total holdings, especially healthcare, helped the Fund gain some ground in the later part of this past fiscal year.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for the Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Performance results for Class A shares prior to 10/31/00 are for Bridgeway (but have been adjusted to reflect the Class A sales charge). Current expenses for Class A are limited at the same amount, due to an expense guarantee, as Bridgeway for the year ended 6/30/00. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is your Outlook?

With informed optimism, we continue waiting for large cap growth stocks to have a rebound year.  In fact, faith in the resilience of the U.S. economy and a belief in dollar-cost averaging, lead us to believe that, a decade from now, we will see in hindsight that 2002-2003 was a good time to invest.

Reviewing the last 76 years of large cap market returns, we are optimistic for several reasons.

1) The rare, back-to-back negative annual total returns have usually been followed by a favorable period.  Following the last bear market "three-peat" from 1939 to 1941, the market rebounded 20% and 26% the following two years.  (We do not anticipate a rebound this big since we had such high returns through the 1990's.)

2) The stock market tends to lead, not follow, the economy out of a recession.

3) The stock market has recovered to prewar levels within a one-year timeframe in a majority of cases.

4) Socially screened funds and shareholder activism can play an important role in improving economic wealth and justice.

With the appropriate caveat that a) past performance does not guarantee future returns and b) it is NOT possible to call a market bottom at this time, we believe the opportunity risk of being out of the market (the risk that a recovery will pass an investor by) is now significantly greater than the risk of a continued major downturn.

Our "quant driven" investment strategy allows Bridgeway to maintain a disciplined approach that is free of emotion.  We continue to position our Fund for the long term, which we believe is unequivocally in the best interests of our shareholders.  Regardless of the bear or the bull, we seek simply to buy one good stock at a time.

We will continue to focus intently on what we believe we do best.

November 7, 2002

Portfolio Statistics

September 30, 2002

Portfolio Characteristics

	Large Cap	S&P
	Growth	500
	Fund	Index
Number of Stocks	53	500
Median Market
Capitalization ($bil)	8.02	38.89
(by portfolio weight)
Price/Earnings
Ratio	27.82	24.71
Earnings Per Share Growth	28.09%	10.53%
Yield	0.85%	1.94%
(return on capital investment)

Source: Vestek

Volatility Measures*

Versus
S&P 500
Index
Beta1	1.09
R-Squared2	62.90%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the index for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

Independent Auditors' Report

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statements of net assets of Calvert Large Cap Growth Fund (the "Fund), one of the portfolios constituting the Calvert Impact Fund, Inc., as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001 of the Fund were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Large Cap Growth Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

Statement of Net Assets

September 30, 2002

Equity Securities - 99.5%	Shares	Value
Banks - Major Regional - 5.5%
FleetBoston Financial Corp.	12,900	$262,257
SouthTrust Corp.	12,500	303,125
US Bancorp.	15,600	289,848
		855,230

Banks - Money Center - 1.9%
Bank of America Corp.	4,650	296,670

Banks - Regional - 1.9%
North Fork Bancorp., Inc.	7,800	295,152

Building Materials - 0.7%
Masco Corp.	5,300	103,615

Chemicals - 1.2%
Praxair, Inc.	3,700	189,107

Computers - Networking - 0.9%
Network Appliance, Inc.*	19,900	145,867

Computers - Peripherals - 1.2%
Lexmark International, Inc.*	3,900	183,300

Computers - Software & Services - 9.1%
eBay, Inc.*	7,100	374,951
Electronic Arts, Inc.*	6,300	415,548
Intuit, Inc.*	5,500	250,415
Symantec Corp.*	11,200	377,104
		1,418,018

Consumer Finance - 2.7%
Capital One Financial Corp.	3,500	122,220
MBNA Corp.	16,780	308,416
		430,636

Distributors - Food & Health - 4.4%
Cardinal Health, Inc.	2,450	152,390
McKesson Corp.	11,100	314,463
Patterson Dental Co.*	4,300	220,074
		686,927

Electronics - Instrument - 3.7%
Bio-Rad Laboratories, Inc.*	15,200	572,432

Financial - Diversified - 7.6%
Fannie Mae	1,371	81,629
J.P. Morgan Chase & Co.	5,600	106,344
Moody's Corp.	8,600	417,100
SLM Corp.	6,200	577,468
		1,182,541

Healthcare - Diversified - 0.9%
Johnson & Johnson	2,744	$148,396

Healthcare - Drug - Major Pharmaceutical - 3.3%
Forest Laboratories, Inc.*	6,300	516,663

Healthcare - Managed Care - 5.1%
Oxford Health Plans, Inc.*	8,100	315,414
WellPoint Health Networks, Inc.*	6,600	483,780
		799,194

Healthcare - Medical Products & Supplies - 3.2%
Boston Scientific Corp.*	8,250	260,370
Guidant Corp.*	7,700	248,787
		509,157

Healthcare - Special Services - 3.2%
Laboratory Corp. of America Holdings, Inc.*	9,714	328,139
Quest Diagnostics, Inc.*	2,800	172,284
		500,423

Homebuilding - 3.8%
NVR, Inc.*	2,000	599,660

Insurance - Life & Health - 2.1%
Aflac, Inc.	10,600	325,314

Insurance - Property & Casuality - 3.0%
Progressive Corp.	9,300	470,859

Investment Banking / Brokerage - 2.8%
E*TRADE Group, Inc.*	100,100	445,445

Natural Gas - 1.3%
Kinder Morgan, Inc.	5,700	202,065

Restaurants - 1.1%
Starbucks Corp.*	8,300	171,893

Retail - Building Supplies - 2.9%
Lowe's Co.'s, Inc.	11,000	455,400

Retail - Department Stores - 2.7%
J.C. Penney Co., Inc.	15,500	246,760
Kohls Corp.*	2,900	176,349
		423,109

Retail - Discounters - 2.7%
Dollar General Corp.	9,100	122,122
Family Dollar Stores, Inc.	11,000	295,680
		417,802

Retail - Drug Stores - 1.7%
Caremark Rx, Inc.*	15,800	268,600

Equity Securities - 99.5%	Shares	Value
Retail - Home Shopping - 1.6%
Amazon.Com, Inc.*	15,700	$250,101

Retail - Specialty - 5.6%
Bed Bath & Beyond, Inc.*	10,400	338,728
Office Depot, Inc.*	20,400	251,736
Staples, Inc.*	22,600	289,054
		879,518

Savings & Loan Companies - 3.1%
Greenpoint Financial Corp.	3,900	162,786
Washington Mutual, Inc.	10,031	315,676
		478,462

Services - Commercial & Consumer - 6.9%
Apollo Group, Inc.*	11,150	484,244
H & R Block, Inc.	14,200	596,542
		1,080,786

Services - Data Processing - 0.1%
Concord EFS, Inc.*	800	12,704

Telecommunications - Cell / Wireless - 1.6%
Nextel Communications, Inc.*	33,000	249,150

Total Equity Securities (Cost $16,323,680)		15,564,196

U.S. Government Agencies	Principal
and Instrumentalities - 4.5%	Amount
Federal Home Loan Bank Discount Notes, 1.85%, 10/1/02	$700,000	700,000

Total U.S. Government Agencies
and Instrumentalities (Cost $700,000 )		700,000

TOTAL INVESTMENT ( Cost $17,023,680) - 104.0%		16,264,196
Other assets and liabilities, net - (4.0%)		(623,761)
Net Assets - 100%		$15,640,435

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 539,013 shares outstanding	$12,220,989
Class B: 129,958 shares outstanding	2,807,639
Class C: 77,047 shares outstanding	1,706,125
Class I: 217,462 shares outstanding	6,848,378
Accumulated net realized gain (loss) on investments	(7,183,212)
Net unrealized appreciation (depreciation) on investments	(759,484)
Net Assets	$15,640,435

Net Asset Value Per Share
Class A (based on net assets of $8,757,829)	$16.25
Class B (based on net assets of $2,073,698)	$15.96
Class C (based on net assets of $1,234,485)	$16.02
Class I (based on net assets of $3,574,423)	$16.44

*	Non-income producing.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2002

Net Investment Income
Investment Income:
Dividend income	$109,130
Interest income	14,317
Total investment income	123,447

Expenses:
Investment advisory fee	97,965
Transfer agency fees and expenses	90,193
Distribution Plan expenses:
Class A	21,973
Class B	19,540
Class C	11,053
Directors' fees and expenses	19,564
Administrative fees	28,353
Accounting fees	33,411
Custodian fees	17,593
Registration fees	45,940
Reports to shareholders	6,882
Professional fees	19,085
Miscellaneous	4,932
Total expenses	416,484
Reimbursement from Advisor:
Class A	(92,450)
Class B	(23,202)
Class C	(16,995)
Class I	(46,082)
Fees paid indirectly	(5,097)
Net expenses	232,658

Net Investment Income (Loss)	(109,211)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,725,770)
Change in unrealized appreciation or (depreciation)	(140,640)

Net Realized and Unrealized Gain
(Loss) on Investments	(2,866,410)

Increase (Decrease) in Net Assets
Resulting From Operations	($2,975,621)

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Three Months Ended	Year Ended
	September 30,	September 30,	June 30,
Increase (Decrease) in Net Assets	2002	2001*	2001
Operations:
Net investment income (loss)	($109,211)	($20,053)	($26,548)
Net realized gain (loss)	(2,725,770)	(1,021,392)	(3,403,666)
Change in unrealized appreciation
or (depreciation)	(140,640)	(1,832,403)	64,432

Increase (Decrease) in Net Assets
Resulting From Operations	(2,975,621)	(2,873,848)	(3,365,782)

Distributions to shareholders from
Net realized gain:
Class I Shares	--	--	(928,350)

Capital share transactions:
Shares sold:
Class A Shares	5,050,676	1,168,427	8,378,793
Class B Shares	1,297,634	361,727	1,470,312
Class C Shares	909,768	107,838	1,082,245
Class I Shares	224,775	101,939	3,227,950
Shares issued from merger (See Note A)
Class A Shares	--	--	97,000
Class B Shares	--	--	1,000
Class C Shares	--	--	1,000
Class I Shares	--	--	1,000
Reinvestment of distributions:
Class I Shares	--	--	824,260
Shares redeemed:
Class A Shares	(1,535,278)	(189,579)	(667,010)
Class B Shares	(247,449)	(3,691)	(26,664)
Class C Shares	(100,710)	(22,300)	(244,577)
Class I Shares	(1,077,091)	(197,490)	(1,595,003)
Total capital share transactions	4,522,325	1,326,871	12,550,306

Total Increase (Decrease) in Net Assets	1,546,704	(1,546,977)	8,256,174

Net Assets
Beginning of period	14,093,731	15,640,708	7,384,534
End of period (including undistributed
(overdistributed) net investment income of
$0, $0, and ($26,548) respectively)	$15,640,435	$14,093,731	$15,640,708

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Three Months Ended	Year Ended
	September 30,	September 30,	June 30,
Capital Share Activity	2002	2001*	2001
Shares sold:
Class A Shares	259,568	55,415	340,560
Class B Shares	66,950	16,813	60,381
Class C Shares	46,206	5,169	42,673
Class I Shares	11,501	4,751	94,662
Shares issued from merger (See Note A)
Class A Shares	--	--	3,247#
Class B Shares	--	--	34#
Class C Shares	--	--	34#
Class I Shares	--	--	34#
Reinvestment of distributions:
Class I Shares	--	--	28,199
Shares redeemed:
Class A Shares	(80,851)	(9,596)	(29,330)
Class B Shares	(12,902)	(161)	(1,157)
Class C Shares	(5,278)	(1,022)	(10,735)
Class I Shares	(55,277)	(9,125)	(61,883)
Total capital share activity	229,917	62,244	466,719

*	The Fund's Fiscal year-end is September 30. See Note A.

#

To facilitate the reorganization, a reverse stock split of the initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. See Note A.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

On October 31, 2000, the Fund, through its Class I shares, acquired substantially all the net assets of the Bridgeway Social Responsibility Portfolio of Bridgeway Fund, Inc., pursuant to the Agreement and Plan of Reorganization dated September 22, 2000, and approved by shareholders on October 20, 2000. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of the Bridgeway Social Responsibility Portfolio (valued at $9,205,095) to the Fund. Following the transfer, 308,172 Class I shares of the Fund were distributed to shareholders in liquidation of the Bridgeway Social Responsibility Portfolio. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of the Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. The aggregate net assets of the Calvert Large Cap Growth Fund and Bridgeway Social Responsibility Portfolio immediately before the acquisition were $100,000 and $9,205,095, respectively.

For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's Statements of Changes in Net Assets, and Financial Highlights.

The Fund issued audited financial statements as of June 30, 2001, which coincides with the fiscal year end of the Bridgeway Social Responsibility Portfolio. The Fund's fiscal year end is September 30.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities, including options, listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Organization Costs:  Calvert Asset Management Company, Inc., the Fund's investment advisor, assumed all organization costs of the Fund.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of the Fund's average daily net assets. Under the terms of the agreement, $19,133 was payable at year end.

Bridgeway Capital Management, Inc., is the Fund's Subadvisor. For its services, the Subadvisor receives a monthly fee based on an annual rate of .45% of the Fund's average daily net assets, directly payable from the Fund. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. For the year ended September 30, 2002, the performance fee adjustment decreased the subadvisor fee by $17,564. Under the terms of the agreement, $5,980 was payable at year end.

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2003. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, extraordinary expenses and capital items. For the year ended September 30, 2002, the total of such expenses reimbursed was $178,729.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $2,352 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $4,635 was payable at year end.

The Distributor received $11,918 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $18,270 for the year ended September 30, 2002. Under the terms of the agreement, $1,612 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each director of Calvert Impact Fund, Inc., who is not an employee of the Advisor or its affiliates receives an annual fee of $5,000 that is allocated to each of the funds in the series served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $16,680,960 and $11,188,592, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $17,025,673. Net unrealized depreciation aggregated $761,477, of which $1,309,861 related to appreciated securities and $2,071,338 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $404,383 and $4,136,661 at September 30, 2002 may be utilized to offset future capital gains until expiration in September 2008 and September 2010, respectively. The Fund intends to elect to defer $2,640,175 of post-October losses to fiscal year ending September 30, 2003. Such losses will expire in 2011.

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	--
Capital loss carryforward	($4,541,044)
Unrealized appreciation (depreciation)	(761,477)
($5,302,521)

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to net operating losses.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002. For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$3,788	1.29%	$234,437	October 2001

Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the period ended September 30, 2001 and year ended June 30, 2001 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

		Periods Ended
	September 30,	September 30	June 30,
Class A Shares	2002	2001##	2001#
Net asset value, beginning	$19.19	$23.27	$29.87
Income from investment operations
Net investment income	(.10)	(.02)	(.08)
Net realized and unrealized gain (loss)	(2.84)	(4.06)	(6.52)
Total from investment operations	(2.94)	(4.08)	(6.60)
Total increase (decrease) in net asset value	(2.94)	(4.08)	(6.60)
Net asset value, ending	$16.25	$19.19	$23.27

Total return*	(15.32%)	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.64%)	(.61%) (a)	(.54%) (a)
Total expenses	2.48%	2.62% (a)	3.02% (a)
Expenses before offsets	1.42%	1.39% (a)	1.42% (a)
Net expenses	1.39%	1.30% (a)	1.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$8,758	$6,915	$7,318

		Periods Ended
	September 30,	September 30,	June 30,
Class B Shares	2002	2001##	2001#
Net asset value, beginning	$19.04	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.25)	(.05)	(.21)
Net realized and unrealized gain (loss)	(2.83)	(4.06)	(6.51)
Total from investment operations	(3.08)	(4.11)	(6.72)
Total increase (decrease) in net asset value	(3.08)	(4.11)	(6.72)
Net asset value, ending	$15.96	$19.04	$23.15

Total return*	(16.18%)	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.60%) (a)	(1.55%) (a)
Total expenses	3.61%	4.19% (a)	6.17% (a)
Expenses before offsets	2.42%	2.39% (a)	2.42% (a)
Net expenses	2.39%	2.30% (a)	2.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$2,074	$1,445	$1,372

Financial Highlights

                        Periods Ended

            September 30,          September 30,          June 30,

Class C Shares         2002   2001##           2001#

Net asset value, beginning               $19.12            $23.24            $29.87

Income from investment operations

            Net investment income (loss)                      (.24)    (.06)    (.21)

            Net realized and unrealized gain (loss)                  (2.86)  (4.06)  (6.42)

                        Total from investment operations                (3.10)  (4.12)  (6.63)

Total increase (decrease) in net asset value                     (3.10)  (4.12)  (6.63)

Net asset value, ending                    $16.02            $19.12            $23.24

Total return*               (16.21%)        (17.73%)        (22.20%)

Ratios to average net assets:

            Net investment income (loss)                      (1.64%)          (1.62%) (a)     (1.50%) (a)

            Total expenses                      3.96% 5.14% (a)       5.75% (a)

            Expenses before offsets                  2.42% 2.39% (a)       2.42% (a)

            Net expenses                        2.39% 2.30% (a)       2.37% (a)

Portfolio turnover                   71%    31%    122%

Net assets, ending (in thousands)               $1,234            $691   $743

Financial Highlights

		Periods Ended
	September 30,	September 30,	June 30,
Class I Shares	2002	2001##	2001
Net asset value, beginning	$19.30	$23.37	$36.09
Income from investment operations
Net investment income (loss)	(.01)	--	.01
Net realized and unrealized gain (loss)	(2.85)	(4.07)	(9.12)
Total from investment operations	(2.86)	(4.07)	(9.11)
Distributions from
Net realized gain	--	--	(3.61)
Total distributions	--	--	(3.61)
Total increase (decrease) in net asset value	(2.86)	(4.07)	(12.72)
Net asset value, ending	$16.44	$19.30	$23.37

Total return*	(14.82%)	(17.42%)	(27.80%)
Ratios to average net assets:
Net investment income (loss)	(.05%)	(.02%) (a)	.02%
Total expenses	1.81%	2.13% (a)	2.05%
Expenses before offsets	.82%	.79% (a)	1.10%
Net expenses	.79%	.70% (a)	1.06%
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$3,574	$5,043	$6,208

		Years Ended
	June 30,	June 30,	June 30,
Class I Shares	2000	1999	1998
Net asset value, beginning	$26.45	$21.14	$16.21
Income from investment operations
Net investment income	(.12)	(.14)	--
Net realized and unrealized gain (loss)	10.03	5.62	5.57
Total from investment operations	9.91	5.48	5.57
Distributions from
Net investment income	--	--	(.01)
Net realized gain	(.27)	(.17)	(.63)
Total distributions	(.27)	(.17)	(.64)
Total increase (decrease) in net asset value	9.64	5.31	4.93
Net asset value, ending	$36.09	$26.45	$21.14
Total return*	37.60%	26.20%	35.30%
Ratios to average net assets:
Net investment income (loss)	(.37%)	(.60%)	.02%
Total expenses	2.13%	2.13%	3.81%
Expenses before offsets	1.50%	1.50%	1.50%
Net expenses	1.50%	1.50%	1.50%
Portfolio turnover	71%	58%	38%
Net assets, ending (in thousands)	$7,385	$2,820	$1,473

(a)	Annualized
*	Total return does not reflect deduction of any front-end or deferred sales charge.
#	From October 31, 2000 inception.
##	Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. The Bridgeway Social Responsibility Portfolio commenced operations on August 5, 1994. See Note A.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.   The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Director and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

REBECCA ADAMSON

DOB: 09/10/49	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	8	Tom's of Maine Calvert Foundation
MILES DOUGLAS HARPER, III DOB: 10/16/62	Director	2000	Partner, Gainer Donnelly & Desroches since January 1999. Prior to that Mr. Harper was Vice President, Wood, Harper, PC.	1	Bridgeway Funds
Joy V. JOnes

DOB: 07/02/50

	Director	2000	Attorney and entertainment manager in New York City.	8
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. Wayne Silby, Esq. DOB: 07/20/48	Director	2000	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	2000	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	2000	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Large Cap Growth Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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